UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 9, 2013

KAYDON CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware	1-11333	13-3186040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    As previously announced by Kaydon Corporation (“Kaydon”), Debra Crane, Vice President and General Counsel of Kaydon, has announced her plans to retire.  As part of this transition, effective May 20, 2013, Ms. Crane will step down from her position as General Counsel and assume the role of Vice President, Administration and Corporate Secretary while the formal search for her replacement as General Counsel continues.  In this new role, Ms. Crane will continue to provide certain limited oversight services, in addition to serving as corporate secretary, as Kaydon continues to search for an appropriate replacement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 10, 2013	KAYDON CORPORATION

	By:	/s/ James O’Leary
James O’Leary
President and Chief Executive Officer